UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2015

CÜR MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-183760	99-0375741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2217 New London Turnpike

South Glastonbury, CT 06073
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (860) 430-1520

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 24, 2015 and November 30, 2015, CÜR Media, Inc. (the "Company") entered into Securities Purchase Agreements (the "Purchase Agreements") with certain "accredited investors" (the "Buyers"), pursuant to which the Buyers purchased 12% Unsecured Convertible Promissory Notes of the Company (the Notes") in the aggregate principal amount of $607,500.

The aggregate gross proceeds to the Company from these closings were $607,500. The Company will use the proceeds from the sale of the Notes for working capital and general corporate purposes.

The Company raised an aggregate of $1,752,500 in connection with the Company's private placement offering of Notes (the "Offering"). Pursuant to the terms of the Purchase Agreements, the Company had previously extended the Offering's offering period from November 15, 2015 to November 30, 2015.

The form of Purchase Agreement is filed as Exhibit 10.1 to this report and incorporated herein by reference.

The proceeds for the sale of the Notes were held in escrow, pending closing of the purchase and sale of the Notes, pursuant to the terms of an escrow agreement (the "Escrow Agreement") among the Company, the Buyers, and the escrow agent.

The form of Escrow Agreement is filed as Exhibit 10.2 to this report and incorporated herein by reference.

The Notes have an aggregate principal balance of $607,500, and a stated maturity date of 5 years from the date of issuance. The principal on the Notes bears interest at a rate of 12% per annum, which is also payable on maturity. Upon the closing of a financing by the Company during the term of the Notes involving the sale of at least $2,500,000 in equity securities by the Company ("Equity Financing Securities"), all of the outstanding principal amount of the Notes, together with accrued and unpaid interest due thereon, will automatically convert ("Mandatory Conversion") into units of the Company's securities (the "Units") at a conversion price per Unit equal to the lesser of (i) $0.50, or (ii) a 15% discount to the price per share of the Equity Financing Securities. Each Unit will consists of one share (the "Unit Shares") of the Company's common stock, $0.0001 par value per share (the "Common Stock"), and one five-year warrant (the "Unit Warrants") to purchase one additional share (the "Unit Warrant Shares") of the Company's Common Stock at an exercise price of $0.75. At any time prior to a Mandatory Conversion, the warrant holder may convert all or part of the outstanding principal amount of the Note, together with accrued and unpaid interest due thereon, into Units at a conversion price of $0.50 per Unit. Upon failure by the Company to pay any principal amount or interest due under the Notes within 5 days of the date such payment is due, or the occurrence of other event of default under the terms of the Notes, the entire unpaid principal balance of the Note, together with any accrued and unpaid interest thereon, will become due and payable, without presentment, demand, protest or notice of any kind. The conversion price and number of Units issuable upon conversion of the Notes will be subject to adjustment from time to time for subdivision or consolidation of shares and other standard dilutive events.

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The form of Note is filed as Exhibit 4.1 to this report and incorporated herein by reference.

The Unit Warrants provide for the purchase of shares of the Company's Common Stock an exercise price of $0.75. The Unit Warrants are exercisable for cash only, for a term of 5 years from the date of issuance. The number of shares of Common Stock to be deliverable upon exercise of the Unit Warrants is subject to adjustment for subdivision or consolidation of shares and other standard dilutive events.

The form of Unit Warrant is filed as Exhibit 4.2 to this report and incorporated herein by reference.

Pursuant to a Registration Rights Agreement among the Company and the Buyers, promptly, but no later than 90 calendar days from date that the Notes are converted into Units, the Company will file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") covering the Unit Shares and Unit Warrant Shares (the "Registrable Shares"). The Company will use its commercially reasonable efforts to ensure that such Registration Statement is declared effective within 180 calendar days of filing with the SEC.

The Company will keep the Registration Statement "evergreen" for one year from the date it is declared effective by the SEC or until Rule 144 is available to the holders of Registrable Shares who are not and have not been affiliates of the Company with respect to all of their registrable shares, whichever is earlier.

The holders of Registrable Shares removed from the Registration Statement as a result of a cutback comment from the SEC will have "piggyback" registration rights for such Registrable Shares with respect to any registration statement filed by the Company following the effectiveness of the Registration Statement that would permit the inclusion of such shares, for a period of 2 years after the effective date of the Registration Statement.

The form of Registration Rights Agreement is filed as Exhibit 10.3 to this report and incorporated herein by reference.

Certain securities the Company issued in a private placement offering the Company conducted with respect to which closings occurred on January 28, 2014, March 14, 2014 and March 28, 2014 (the "2014 PPO") have price-based anti-dilution protection, if, within twenty-four (24) months after the final closing of the 2014 PPO, the Company issues additional shares of Common Stock or Common Stock equivalents (subject to customary exceptions) for a consideration per share less than $1.00. These anti-dilution provisions were triggered in connection with the sale of the Notes and, as a result, the holders of certain securities issued in the 2014 PPO are now entitled to receive (i) an aggregate of 203,796 additional shares of Common Stock, (ii) a reduction in the exercise price of warrants they received in the 2014 PPO from $1.77 per share to $1.61 per share, and (iii) an aggregate of 203,796 additional warrants to purchase shares of Common Stock of the Company at an exercise price of $1.61 per share.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company sold Notes to certain Buyers in the aggregate principal amount of $607,500.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item. 3.02. Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuance of the securities in connection with these transactions is exempt from registration under Section 4(a)(2) and/or Rule 506 of Regulation D as promulgated by the SEC under of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description

4.1	Form of 12% Unsecured Convertible Promissory Note*

4.2	Form of Unit Warrant*

10.1	Form of Securities Purchase Agreement*

10.2	Form of Escrow Agreement*

10.3	Form of Registration Rights Agreement*

____________

*

Filed with the Securities and Exchange Commission on October 26, 2015, as an exhibit to the Registrant's Current Report on Form 8-K, dated October 20, 2015, which exhibit is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CÜR MEDIA, INC.

Date: December 1, 2015	By:	/s/ Thomas Brophy
	Name:	Thomas Brophy
	Title:	Chief Executive Officer

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